UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

International Business Machines Corporation

(Name of Registrant as Specified In Its Charter)

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www.envisionreports.com/IBM Step 1: Go to www.envisionreports.com/IBM to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Vote by Internet • Go to www.envisionreports.com/IBM or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice 036P9F + + Important Notice Regarding the Availability of Proxy Materials for the International Business Machines Corporation Stockholder Meeting to be Held on April 28, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side of this notice. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: : Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a copy of the proxy materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 17, 2020 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION 2 N O T

How to order a copy of the paper material and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting proxy materials. g Internet – Go to www.envisionreports.com/IBM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. If you reside outside the USA, US territories & Canada, call 1-781-575-2377. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials IBM” in the subject line. Include in the message your full name and mailing address, plus the number located in the shaded bar on the reverse side of this notice. State in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 17, 2020. . Stockholder Meeting Notice International Business Machines Corporation’s Annual Meeting of Stockholders will be held on April 28, 2020 at the Louisville Marriott Downtown Hotel, 280 W. Jefferson Street, Louisville, Kentucky 40202, at 10:00 a.m. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. IBM’s Directors recommend a vote FOR each director: 1. Election of Directors for a Term of One Year 01 - Thomas Buberl 02 - Michael L. Eskew 03 - David N. Farr 04 - Alex Gorsky 05 - Michelle J.Howard 06 - Arvind Krishna 07 - Andrew N. Liveris 08 - F. William McNabb III 09 - Martha E. Pollack 10 - Virginia M. Rometty 11 - Joseph R. Swedish 12 - Sidney Taurel 13 - Peter R. Voser 14 - Frederick H.Waddell IBM’s Directors recommend a vote FOR Proposals 2 and 3. 2. Ratification of Appointment of Independent Registered Public Accounting Firm 3. Advisory Vote on Executive Compensation IBM’s Directors recommend a vote AGAINST Proposals 4, 5 and 6: 4. Stockholder Proposal on Shareholder Right to Remove Directors 5. Stockholder Proposal on the Right to Act by Written Consent 6. Stockholder Proposal to Have an Independent Board Chairman PLEASE NOTE – THIS IS NOT A PROXY CARD. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Annual Meeting of Stockholders Louisville Marriott Downtown Hotel, 280 W. Jefferson Street, Louisville, Kentucky 40202 April 28, 2020 Meeting Begins Promptly at 10:00 a.m. For admission to the annual meeting, please present this notice and photo identification at the registration desk upon arrival. Cameras, cellular phones, recording equipment and other electronic devices will not be permitted at the meeting.